Advancing a leading autoimmune-focused company March 2026 Exhibit 99.1

Forward-looking statements Certain statements in this presentation, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, express or implied statements regarding future plans and prospects, including statements regarding the expectations or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to claseprubart and DNTH212, and any developments or results in connection therewith, including the target product profile and administration of claseprubart and DNTH212; the anticipated timing of the initiation and results from those studies and trials; expectations regarding the clinical trial designs or indications; expectations regarding the time period over which the Company’s capital resources are expected to be sufficient to fund its anticipated operations; and expectations regarding market size, patient population size, and potential opportunities for complement therapies, in particular with respect to claseprubart and DNTH212. Claseprubart and DNTH212 are investigational agents that are not approved as therapies in any indication in any jurisdiction worldwide. The words “opportunity,” “potential,” “milestones,” “runway,” “will,” “anticipate,” “achieve,” “near-term,” “catalysts,” “pursue,” “pipeline,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions (including the negatives of these terms or variations of them) generally identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of claseprubart and DNTH212 and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the preliminary interim analysis based on a limited number of patients from the Part A open label portion of the claseprubart CAPTIVATE study in patients with chronic inflammatory demyelinating polyneuropathy may not be predictive of the results or success of the remaining patients treated in Part A or patients treated in Part B of the CAPTIVATE study, that the development of claseprubart or DNTH212 may take longer and/or cost more than planned, that the Company or its partner may be unable to successfully complete the clinical development of the Company’s compounds, that the Company or its partner may be delayed in initiating, enrolling or completing its planned clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2025, and other filings that the Company has made and may make with the SEC in the future. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Dianthus undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Developing two autoimmune therapeutics with best-in-class, pipeline-in-a-product potential and targeting patient-friendly, infrequent S.C. self-administration Advancing a leading autoimmune-focused company Highly potent, ~8-week half-life, classical pathway (CP) inhibitor targeting active C1s Validated pipeline-in-a-product potential with positive Ph. 2 gMG results, early Interim Responder Analysis GO decision in Ph. 3 CIDP, and clinical PoC for CP inhibition in MMN Clinical and in vitro head-to-head data support potential for a more effective and convenient biologic with no boxed warning/REMS Targeting convenience of a single, self-administered S.C. 300mg/2mL autoinjector dosed every 2 or 4 weeks Claseprubart Bifunctional BDCA2 and BAFF/APRIL inhibitor targeting two validated pathways Potential for enhanced efficacy from complementary mechanisms targeting innate and adaptive immune systems Demonstrated superior in vitro pDC depletion vs. litifilimab and superior serum Ig inhibition vs. povetacicept in NHPs Pipeline-in-a-product opportunity across multiple diseases with potential for Q4W or less frequent S.C. self-administration DNTH212 (BDCA2 and BAFF/APRIL bifunctional fusion protein) Strong financial position with cash of ~$1.2B1 and runway expected into 2030 to fund multiple near and long-term catalysts Claseprubart (aC1s mAb) 1. Pro forma cash includes cash, cash equivalents and investments of ~$514M as of 12/31/25 plus estimated net proceeds of ~$676M from the March 2026 follow-on offering Claseprubart 2026 milestones: Ph. 3 gMG trial initiation (mid’26), Ph. 2 MMN top-line data (2H’26) and Ph. 3 CIDP Part B top-line guidance by YE’26 DNTH212 2026 milestones: Update on indication prioritization (1H’26) and Ph. 1 healthy volunteer study top-line data (2H’26)

Building on the promise of claseprubart to be a potential pipeline-in-a-product and best-in-class therapy in growing and underserved markets Ph.2 MaGic Showed Rapid & Robust Improvements in gMG Q3’25 CAPTIVATE Part A Early GO Decision in CIDP Q1’26 Ph. 2 MoMeNtum Top-line Data Anticipated 2H’26 2H’26

Two clinical-stage candidates with best-in-class, pipeline-in-a-product potential

	Claseprubart			DNTH212
Indications	**gMG** ***>100,000 U.S. patients***	**CIDP** ***>40,000 U.S. patients***	**MMN** ***>10,000 U.S. patients***	**Update on Indication Prioritization in 1H'26**
Market Insight	Multi-billion $, growing market with opportunity for a best-in-disease, convenient therapy to expand first-line biologics use	Active C1s inhibition has shown robust efficacy in patients who were refractory, stable, and naïve to IVIg	Empasiprubart, a C2 inhibitor, demonstrated impressive efficacy in MMN, validating classical pathway inhibition	Targets both innate and adaptive immune systems, with superior *in vitro* pDC depletion vs. litifilimab and superior serum Ig inhibition vs. povetacicept in NHPs
Our Opportunity	Ph. 2 data support potential for best-in-disease profile demonstrating rapid, robust, continuous symptom control with convenient, Q2W or Q4W S.C. dosing and a potentially differentiated safety profile	GO decision in CAPTIVATE Interim Responder Analysis reached early after 20 confirmed responders were achieved with less than 40 planned participants completing Part A	Demonstrated superiority vs. empasiprubart in head-to-head *in vitro* classical pathway potency experiment, with potential to be a best-in-disease therapeutic with limited competition	Validation of both BDCA2 and BAFF/APRIL targeted therapies support bifunctional approach, with potential for best-in-class efficacy
Next Milestone	**Ph. 3 Top-line Data in 2H'28**	**Part B Top-line Guidance by YE'26**	**Ph. 2 Data in 2H'26**	**Ph. 1 HV Top-line Data in 2H'26**

gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#
CIDP & MMN: Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients; CIDP adjusted to account for 27% misdiagnosed

5

Claseprubart: Building a Best-in-Class Neuromuscular Franchise

Pursuing the *power of consistent control*…with one-click!

claseprubart


Molly®
Modular Platform Technology

CONFIDENCE

Aim for Potent, Rapid, Consistent Efficacy

Potential for Best-in-Class Efficacy

Broad Potential in Autoimmune Diseases

CLASSICAL

Upstream Inhibition Prevents Pro-inflammatory C3a/C3b

Potential to Preserve Immune Function

Targeting No Boxed Warning or REMS

CONVENIENCE

<10-Second Autoinjector

One-Click Every 2 or 4 Weeks

Self-Administered At Home *or* On-the-Go

Targeting a best-in-class, first-line biologic treatment for neuromuscular diseases

Autoinjector image for illustration purposes only. Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office. Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide.

7

Claseprubart has opportunity to compete as a potential 1L biologic in three large and growing US neuromuscular markets >100K patients >140K patients >150K patients AChR+ gMG patients Positive Ph. 2 data reported Sept. ’25 >40K CIDP patients Early GO decision announced Mar. ‘26 Ph. 2 top-line data expected in 2H’26 Potential for US growth as only <20% of AChR+ patients treated with biologics >10K MMN patients Potential for aC1s inhibition to transform treatment landscape POC supporting classical pathway inhibition and limited competition Figures represent U.S. estimated patients only. gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/# CIDP & MMN: Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients; CIDP adjusted to account for 27% misdiagnosed Claseprubart has potential to capture meaningful market share across three synergistic multi-billion dollar markets  

Claseprubart: Opportunity to be a Best-in-Class, First-Line Biologic for Generalized Myasthenia Gravis

Ultomiris is the leading blockbuster complement inhibitor, with continued growth driven by first-line biologic use in gMG

C5 Inhibitors (Ultomiris & Soliris) Global Sales ($M)

~1/3 of sales in gMG[1]; sales growth driven by U.S. biologic naïve gMG patients[2]



$5,141
$5,362
$5,727
$6,110
$6,512
$6,555
$1,077
$1,389
$1,965
$2,965
$3,924
$4,718
$4,064
$3,973
$3,762
$3,145
$2,588
$1,837
2020
2021
2022
2023
2024
2025
Soliris
Ultomiris

Ultomiris sales **grew 15%** in Q4'25**... "driven by patient demand across indications, including the competitive gMG** and PNH **markets.** In 2026, **we expect Ultomiris to continue to grow, driven primarily by neurology indication,** including **new-to-brand patients** and those switching from Soliris**,** as well as further market expansions. **We indicated peak year sales for Ultomiris to be above $5 billion**, with contribution from both existing and new indications..."

Q4 2025 financial results transcript

"Currently, **less than 20% of (gMG) patients are on branded treatments, and we expect this to increase to** approximately **50%** in the **next 3 years**. Additionally, **self-administered** medicine represent only a small part of this market today, and we expect this **segment to grow substantially**."

Q2 2025 financial results transcript

AstraZeneca

Soliris & Ultomiris 2021 sales account for 1/1 – 6/30 & 7/21 – 12/31. Evaluate Pharma
Soliris / Ultomiris are approved in gMG, aHUS, NMOSD and PNH
1. Wall Street research estimate; 2. Astra Zeneca Q4 2024 results

10

The US gMG market has significant potential to expand as <20% of AChR+ patients[1] are treated with biologics

Significant opportunity for a highly differentiated, more patient-friendly biologic to expand use of biologics in gMG

Current US gMG Market



~100,000
C5s
>4,000 pts
>$2B
FcRns
>7,000 pts
>$2B
Claseprubart target profile
Opportunity to Reach More Patients
Molly
gMG AChR+ Patients
I.V. or Daily PFS only
I.V. & High Volume S.C.
Rapid [<10s] Q2W S.C. AI

>$8B gMG Opportunity for Complement in 2035[2]

Estimated US biologic penetration[3,4]



2025A
~100K AChR+ Pts
~12%
2030E
~103K AChR+ Pts
~35%
2035E
~106K AChR+ Pts
~47%
Biologic Treated
Other / Untreated

Estimated US biologic sales[3,4]

2025A	2030E	2035E
~$4B	~$14B	~$20B
~12K pts	~36K pts	~50K pts

Note: Positioning of claseprubart's target profile is illustrative. 1. Komodo claims data accessed 2013-2025, adjusted to account for 70% capture of real-world patient counts;AChR+ 85% of gMG. 2. Based on Dianthus market research and estimates. 3. 2025 US financial reports on gMG drugs. Soliris/Ultomiris adjusted for relative size of MG based on claims. Vyvgart adusted for estimated CIDP sales.4. Based on EvaluatePharma (Jan '26) and Dianthus market research and estimates. Assumes average biologic net price per patient of ~$400,000 per year. AstraZeneca 2024 Investor Day estimated >36,000 AChR+ treated patients in future state. AstraZeneca Q2'25 earnings transcript expected 50% of gMG patients to be on branded treatments by 2028.

11

Survey of US Neurologists confirms significant opportunity for differentiated biologic in gMG market

Claseprubart aims to address the significant unmet needs in the gMG market

Total Neurologists 81

Neuromuscular specialists	67%
Generalists	33%
Academic	40%
Community based	60%

Sample Demographics

~17 years in active clinical practice (post-residency), on average

~93% of professional time spent providing direct patient care, on average

~40 gMG patients seen in the past 12 months, on average

~81%

of Neurologists believe patients would benefit from treatment options with **greater durability of symptom relief**

~78%

of Neurologists believe patients would benefit **from a more convenient treatment option**

~67%

of Neurologists would start more patients on a complement inhibitor if they **do not have a boxed warning or REMS requirement**

~72%

of Neurologists **prefer low-volume autoinjector** over high-volume prefilled syringe **due to ease of use & faster injection (i.e. <10 seconds)**

Dianthus 2025 Neurologist MG quantitative survey (n=81, N = 54 Neuromuscular specialists, N = 27 General Neurologists), fielded Q2

12

MaGic Ph. 2 Results Support a Potentially Best-in-Class Treatment for gMG

MaGic Ph. 2 top-line results support a potentially best-in-class treatment for gMG Strong results support claseprubart potential as a best-in-class complement inhibitor Rapid, sustained, statistically significant symptom improvements as measured by MG-ADL, QMG, MSE, MGC, MG-QoL-15r Safety Endpoints Efficacy Endpoints Optimal Dose Generally well tolerated, with a potentially differentiated safety profile No encapsulated bacterial infections No symptoms indicative of autoimmune activation or DIL Supports no Boxed Warning or REMS Comparable efficacy & safety across both 300mg/2mL and 600mg/4mL doses Target dose of 300mg/2mL Q2W will be in Ph. 3 study Supports convenient, infrequent, self-administration with same autoinjector as Dupixent MaGic Ph. 2 results support a profile with the potential to displace C5 complement inhibitors and compete effectively with FcRns as first-line biologic treatment in growing MG market Autoinjector for claseprubart administration is anticipated to be SHL Medical’s Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office. C5 efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. Drug-Induced Lupus (DIL) is an autoimmune syndrome triggered by specific medications, such as statins, TNF-alpha inhibitors, and ACE inhibitors/beta-blockers. A key distinguishing feature of DIL is its reversibility, as symptoms typically resolve once the offending medication is withdrawn.

MaGic is a global Ph. 2 trial in AChR+ gMG patients

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of claseprubart administered S.C. following initial loading dose

Highlights

- **Design:** ~60 male and female subjects randomized to receive either claseprubart or placebo for 13 weeks
- **Inclusion:** ≥18 years old with AChR antibody + gMG
- **Dosing:** 15 or 20mg/kg I.V. Loading Dose followed by 300mg/2mL or 600mg/4mL S.C. Q2W starting Day 7

Endpoints

- **Primary:** Safety
- **Secondary / Exploratory:** Efficacy (MG-ADL, QMG, MSE, MGC, MG-QoL-15r)


13-week RCT
Screen: Day -70 to -1
Randomization
Loading Dose
Claseprubart 300mg/2mL S.C. Q2W (N=21)
Claseprubart 600mg/4mL S.C. Q2W (N=22)
Placebo (N=22)
Open-Label Extension: 52 Weeks

MAGIC

Trial enrollment exceeded target, with 65 participants enrolled

MaGic Trial: https://clinicaltrials.gov/study/NCT06282159

15

Participant baseline characteristics were generally well balanced across arms

AChR+ gMG participants	**Placebo** (N=22)	**Claseprubart 300mg/2mL Q2W** (N=21)	**Claseprubart 600mg/4mL Q2W** (N=22)
Age, mean (SD), years	52.2 (16.5)	57.1 (13.7)	55.3 (12.0)
Male, n (%)	13 (59%)	14 (67%)	10 (45%)
Weight, mean (SD), pounds	195.0 (48.0)	192.5 (35.5)	179.0 (35.4)
Duration of disease, median (range), years	7.7 (0.4 – 21.2)	3.0 (0.5 – 22.1)	7.6 (1.0 – 37.3)
MG-ADL score at baseline, mean (SD)	8.5 (2.9)	8.2 (2.2)	8.4 (2.6)
QMG score at baseline, mean (SD)	14.2 (5.8)	12.2 (2.7)	12.2 (3.6)
MG Composite score at baseline, mean (SD)	15.0 (7.8)	16.3 (4.5)	16.0 (5.3)
MG-QoL-15r score at baseline, mean (SD)	14.3 (7.0)	15.4 (6.6)	14.9 (5.9)
MGFA class at screening, n (%)			
II	7 (32%)	11 (52%)	12 (55%)
III	12 (55%)	10 (48%)	9 (41%)
IVa	3 (14%)	0 (0%)	1 (5%)
Prior thymectomy, n (%)	8 (36%)	6 (29%)	7 (32%)
Baseline corticosteroid use, n (%)	19 (86%)	17 (81%)	20 (91%)
Number of ISTs at baseline, n (%)			
1	11 (50%)	10 (48%)	12 (55%)
>1	11 (50%)	11 (52%)	10 (45%)
FcRn use in prior 24 months, n (%)	0 (0%)	1 (5%)	0 (0%)
Prior complement use, n (%)	0 (0%)	0 (0%)	0 (0%)

gMG, generalized Myasthenia Gravis; SD, standard deviation; N (n), number; MG-ADL, Myasthenia Gravis Activities of Daily Living scale; QMG, Quantitative Myasthenia Gravis score; MGFA, Myasthenia Gravis Foundation of America clinical classification; IST, immunosuppressive therapy; MGC, Myasthenia Gravis Composite; MG-QOL-15r, Myasthenia Gravis quality of life 15 revised.

16

Statistically significant improvement in MG-ADL score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in MG-ADL across both treatment arms Mean Change in MG-ADL Score from Baseline at Week 13 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. P=0.0113* P=0.0006* -1.8 -2.6 P-value 300mg/2mL 600mg/4mL One-sided P=0.0113* P=0.0006* Two-sided P=0.0227** P=0.0013**

Statistically significant improvement in QMG score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in QMG across both treatment arms The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. Mean Change in QMG Score from Baseline at Week 13 P=0.0144* P=0.0111* -2.4 -2.5 P-value 300mg/2mL 600mg/4mL One-sided P=0.0144* P=0.0111* Two-sided P=0.0288** P=0.0222**

-1.8 -2.6 P=0.0113* P=0.0006* Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in MG-ADL score MG-ADL improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Statistically significant improvements observed as early as Week 1 in both arms* -2.8 -4.6 -5.4 Difference between treatment arms was not statistically significant

Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in QMG score QMG improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. -2.4 -2.5 P=0.0144* P=0.0111* -2.0 -4.4 -4.5 Statistically significant improvements observed as early as Week 1 in both arms* Difference between treatment arms was not statistically significant

>60% of participants on claseprubart 300mg/2mL achieved ≥5 point improvement in MG-ADL Participants across both treatment arms achieved robust improvements in MG-ADL at Week 13 Improvement in MG-ADL Total Score Claseprubart 300mg/2mL Q2W Placebo Claseprubart 600mg/4mL Q2W Placebo

>60% of participants on claseprubart 300mg/2mL achieved ≥5 point improvement in QMG Participants across both treatment arms achieved robust improvements in QMG at Week 13 Improvement in QMG Total Score Claseprubart 300mg/2mL Placebo Claseprubart 600mg/4mL Placebo

37% of 300mg/2mL claseprubart-treated participants achieved Minimal Symptom Expression on MG-ADL at Week 13 MSE supports potential best-in-class profile Minimal Symptom Expression (MSE) % of Participants Achieving MG-ADL Score of 0 or 1 at Week 13 P=0.0550* P=0.1031 The proportion of participants who achieve MSE was analyzed using a logistic regression with terms for treatment group, stratification factors, and baseline MG-ADL included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant.

Statistically significant improvement in MGC for both claseprubart arms vs. placebo at Week 13 Mean Change in MGC Score from Baseline at Week 13 Mean Change in MGC Summed Muscle Score from Baseline at Week 13 (post-hoc analysis) The change from baseline in MGC and MGC Summed Muscle Score were separately analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0008* -5.5 -5.6 P=0.0008* P=0.0112* -2.0 -2.3 P=0.0048*

Statistically significant improvement in MG-QoL-15r score for 300mg/2mL vs. placebo at Week 13 The change from baseline in MG-QoL 15r was analyzed using a general linear model with treatment group, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0414* P=0.1122 -2.2 -1.5 Mean Change in MG-QoL-15r Score from Baseline at Week 13

Across key efficacy measures, claseprubart demonstrated robust and clinically meaningful responses Placebo Claseprubart 300mg/2mL Q2W Claseprubart 600mg/4mL Q2W Absolute Placebo-adjusted Absolute Placebo-adjusted MG-ADL mean change from baseline at Week 13 -2.8 -4.6 -1.8 (P=0.0113)* -5.4 -2.6 (P=0.0006)* QMG mean change from baseline at Week 13 -2.0 -4.4 -2.4 (P=0.0144)* -4.5 -2.5 (P=0.0111)* MSE at Week 13 14% 37% 23% (P=0.0550)* 27% 13% (P=0.1031) MGC mean change from baseline at Week 13 -3.1 -8.7 -5.6 (P=0.0008)* -8.6 -5.5 (P=0.0008)* MG-QoL-15r mean change from baseline at Week 13 -3.9 -6.1 -2.2 (P=0.0414)* -5.4 -1.5 (P=0.1122) *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Claseprubart 300mg/2mL Q2W treatment arm achieved statistical significance vs. placebo across all five key efficacy measures

Claseprubart demonstrated statistically significant and clinically meaningful improvements in MG-ADL



Claseprubart S.C.
Ph II MAGIC
Week 13
n = 65
BL = 8.4
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78
BL = 9.1
Soliris IV
Ph III REGAIN
Week 26
n = 62
BL = 10.5
Zilbrysq QD PFS
Ph III RAISE
Week 12
n = 86
BL = 10.3
Mean Change from Baseline in MG-ADL Score
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
PBO
300mg/2mL Q2W
600mg/4mL Q2W
-2.8
-4.6
-5.4
Δ1.8
Δ2.6
PBO
Ravulizumab
-1.4
-3.1
Δ1.6
PBO
Eculizumab
-2.3
-4.2
Δ1.9
PBO
Zilucoplan
-2.3
-4.4
Δ2.1

Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: SOLIRIS (Ph3 REGAIN; 1200mg Q2W regimen; worst-rank ANCOVA). ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data). ZILBRYSQ (Ph3 RAISE; 0.3mg/kg QD regimen, MMRM ANCOVA with no data censorship).

27

Additional secondary efficacy measures support claseprubart potential as best-in-class complement inhibitor

QMG Score



Claseprubart S.C.
Ph II MAGIC
Week 13
n = 43 | BL = 13.2
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78 | BL = 14.8
Mean Change from Baseline in QMG Score
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
PBO
300mg/2mL Q2W
-2.0
-4.4
Δ2.4
PBO
Ravulizumab
-0.8
-2.8
Δ2.0

Minimal Symptom Expression (MSE)



Claseprubart S.C.
Ph II MAGIC
Week 13
n = 43
Ultomiris IV
Ph III CHAMPION MG
Week 26
n = 78
% of Participants Achieving MG-ADL Score of 0 or 1
0%
10%
20%
30%
40%
50%
PBO
300mg/2mL Q2W
14%
37%
PBO
Ravulizumab
14%
22%

Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data).

28

Claseprubart was generally well tolerated, with a favorable, potentially differentiated safety profile in Phase 2

	Placebo (N=22)	Claseprubart 300mg/2mL Q2W (n=21)	Claseprubart 600mg/4mL Q2W (n=22)
Clinical adverse events (AEs)[1]	11 (50.0%)	13 (61.9%)	15 (68.2%)
Related serious AEs	1 (4.5%)	0 (0%)	0 (0%)
RCT discontinuation due to related AE	0 (0%)	0 (0%)	0 (0%)
Infections	10 (45.5%)	5 (23.8%)	6 (27.3%)
Related serious infections	1 (4.5%)	0 (0%)	0 (0%)
Injection site reactions[2]	0 (0%)	2 (9.5%)	2 (9.1%)
Newly positive for anti-nuclear antibodies (ANA)[3]	0 (0%)	1 (5.9%)	8 (36.4%)
Rashes	0 (0%)	0 (0%)	0 (0%)
Arthralgia	1 (4.5%)	1 (4.8%)	0 (0%)

Comparable clinical safety profile to placebo with remarkably benign administration, no infection signal and no symptoms indicative of autoimmune activation or DIL[4]

1. Excludes events in the investigations System Organ Class (MedDRA).
2. All injection site reactions were mild to moderate.
3. Represents participants who were ANA negative at baseline and tested positive at ≥1:320 at any point during RCT (percentages calculated from n=17 for 300mg arm and n=22 for 600mg arm). An ANA titer of ≥1:320 was an exclusion criterion for the clinical trial protocol. At end of RCT (Week 13), 2 of the 8 patients in 600mg arm tested negative for ANA, 2 of the 8 patients in 600mg arm remained positive but at <1:320.
4. Drug-Induced Lupus (DIL) is an autoimmune syndrome triggered by specific medications, such as statins, TNF-alpha inhibitors, and ACE inhibitors/beta-blockers. A key distinguishing feature of DIL is its reversibility, as symptoms typically resolve once the offending medication is withdrawn.

29

Rationale for Q4W 300mg/2mL Dosing & Potential for Enhanced, Best-in-Class Efficacy in gMG

OLE data support addition of 300mg/2mL Q4W in Ph. 3

PK levels approximately half of 300mg/2mL Q2W steady state resulted in robust reductions on MG-ADL & QMG

Mean Change in PBO Patients' MG-ADL and QMG Score from RCT Baseline to OLE Week 6



QMG
MG-ADL
QMG: 14.2
MG-ADL: 8.5
Estimated PK of ~65 µg/mL
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.5
11.7
-2.0
-3.2
-3.6
8.1
-2.8
5.7
-1.7
-2.5
-2.6
3.1
RCT Period
OLE Period
Baseline 1 3 5 7 9 11 13 2 4 6
Weeks
Represents 600mg/4mL S.C. dose

PBO Patients Entering OLE Received 600mg/4mL Q2W w/ No Loading Dose

- PK of ~65 µg/mL at week 4 after only two 600mg/4mL doses is substantially lower than steady state seen with 300mg/2mL dosing of ~100-120 µg/mL
- Robust reductions in MG-ADL and QMG are achieved by week 4, after just two 600mg/4mL doses and remain stable in subsequent weeks
- Growing external evidence further supports that lower levels of complement inhibition (<90%) may be sufficient for efficacy in gMG[1]

The change from RCT baseline in MG-ADL and QMG were separately analyzed using a mixed effect model for repeated measures (MMRM) with randomized treatment group, visit, randomized treatment by visit interaction, stratification factors, and baseline measure included. All patients received claseprubart in OLE.

1. https://newsroom.regeneron.com/node/31216/pdf

31

Patients with QMG ≥10 Adding QMG screening criteria in Ph. 3, similar to zilucoplan Ph. 31, may better control for placebo response Claseprubart MG-ADL Change from Baseline P=0.0006* -3.0 P=0.0113* -1.8 The change from baseline in ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. 1. Zilucoplan Ph. 3 MG trial had screening criteria of QMG ≥ 12 and MG-ADL ≥ 6 (https://clinicaltrials.gov/study/NCT04115293) Ph. 2 study did not include QMG inclusion criteria, similar to ravulizumab Ph. 3; post-hoc analysis of MaGic data demonstrates potentially best-in-class MG-ADL improvement in patients with QMG ≥10 Zilucoplan Ph. 3 MG-ADL Change from Baseline in Patients with QMG ≥12 P=<0.001 -2.1 All Patients

Potential for improved efficacy vs. C5 inhibitors with claseprubart may be due to upstream inhibition Upstream inhibition prevents the creation of pro-inflammatory C3a and C3b as well as MAC, potentially providing additional efficacy benefits for AChR+ gMG patients C3a Formation1 C3b Deposition2* 100 80 60 40 20 0 % of hRBC with C3b Deposition -12 -10 -8 -6 -4 Ab Concentration, log M Claseprubart Isotype Ravulizumab 0 -20 -40 -60 -80 -100 % Reduction in C3a 10 Ab Concentration, log M -12 -10 -8 -6 -4 Claseprubart Isotype Ravulizumab 1. C3a Formation Assay: Human C3a ELISA specific to C3a-desArg with no cross-reactivity to C3 (N=3) 2. C3b Deposition Assay: Ab-sensitized hRBC triggered by complement-positive sera to deposit C3b on the hRBC surface, measured by flow cytometry (N=3) *Enjaymo (sutimlimab) targets the C1s complement protein, which prevents C3b deposition on red blood cells, thereby stopping hemolysis and improving anemia in patients with cold agglutinin disease (Jager U, et al. Blood 2019;133:893–901) Claseprubart Prevents the Creation of Pro-inflammatory Split Products C3a and C3b vs. Ravulizumab

EMERGE is a global Ph. 3 trial evaluating Q4W and Q2W S.C. claseprubart in AChR+ gMG; top-line data 2H’28

No ANA screening exclusion criteria or routine ANA testing during RCT or OLE, inclusion criteria of MG-ADL of ≥6 and QMG of ≥10, and 17-week S.C. treatment period per alignment with FDA

Highlights

- **Design:** Male and female subjects randomized to receive either claseprubart or placebo for 17 weeks
- **Inclusion:** ≥18 years old with AChR antibody + gMG, **MG-ADL of ≥6 and QMG of ≥10**
- **Dosing:** I.V. Loading Dose followed by 300mg/2mL S.C. Q2W or **Q4W** starting Day 7
- **No ANA screening exclusion criteria or routine ANA testing** during the RCT or OLE

Endpoints

- **Primary:** MG-ADL change from baseline
- **Secondary / Exploratory:** Efficacy (QMG, MSE, MGC, MG-QoL-15r)


17-Week S.C. Treatment Period
Screening Period
Randomization
Loading Dose
Claseprubart 300mg/2mL S.C. Q2W (N=65)
Claseprubart 300mg/2mL S.C. Q4W (N=65)
Placebo (N=65)
Open-Label Extension

EMERGE

Potential to further enhance best-in-class differentiation on efficacy and dosing convenience with QMG screening criteria and 300mg/2mL Q4W dosing

Study design pending regulatory approval.

34

Achieving this profile could position claseprubart as a potential best-in-disease treatment for gMG

C5 OR SUPERIOR EFFICACY
(ULTOMIRIS/SOLIRIS/ZILBRYSQ)

Similar or superior MG-ADL to FDA-approved C5 inhibitors with continuous, effective symptom control

Targeting >2-point MG-ADL improvement vs. placebo

C1s SAFETY
(ENJAYMO)

Comparable *safety* to FDA-approved C1s & Classical Pathway inhibitor, leaving the lectin and alternative pathways intact

Targeting no Boxed Warning & REMS

AUTOINJECTOR CONVENIENCE
(DUPIXENT)

Comparable *convenience* to DUPIXENT with one-click, self-administered SHL-Molly autoinjector

Targeting single 300mg/2mL S.C. Q2W or Q4W

Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies.
Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office

35

Claseprubart: Opportunity to Change the Treatment Paradigm in Chronic Inflammatory Demyelinating Polyneuropathy

The US CIDP market offers substantial growth potential given high unmet need and limitations of current standard of care

Opportunity for an active C1s inhibitor with the target profile of claseprubart to replace the standard of care

Current US CIDP Market



~40,000
(~5% CAGR)
Standard of care[1]
Ig
~19,000 pts
FcRn
>2,000 pts[2]
>$1B[3,4]
Claseprubart target profile
Opportunity to Reach More Patients
CIDP Patients[1]
I.V., S.C., Oral
QW S.C. PFS
Rapid [<10s] Q2W S.C. AI

>$8B CIDP Opportunity for Complement in 2035[5]

Estimated US biologic and Ig penetration[6]



2025A
~40K Pts
~49%
~6%
2030E
~45K Pts
~45%
~23%
2035E
~50K Pts
~31%
~39%
Biologic Treated (Complement + FcRn)
Ig Treated
Other / Untreated

Estimated US biologic and Ig sales[6]

2025A	2030E	2035E
~$4B	~$10B	~$16B
~22K pts	~31K pts	~35K pts

Note: Positioning of claseprubart's target profile is illustrative. 1. Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients, adjusted to account for 27% misdiagnosed. 2. Argenx Vyvgart Hytrulo HCP website. 3. Fierce Pharma, CIDP Pricing. 4. Argenx 4Q 2025 Financial Results, Feb 26, 2026. 5.Based on Dianthus market research and estimates. 6. Based on EvaluatePharma (Jan '26), Immunoglobulin – Global Market Analysis, Fortune Business Insights, and Dianthus market research and estimates. Assumes Ig price per patient of ~$150,000 per year and average biologic net price per patient of ~$700,000 per year.

37

Survey of US Neurologists supports potential transformative opportunity in CIDP

Claseprubart aims to differentiate and effectively address the significant unmet needs in the CIDP market

Total Neurologists 80

Neuromuscular Specialist	81%
Generalist	19%
Academic	58%
Community based	42%

Sample Demographics

~13 years in active clinical practice (post-residency), on average

~90% of professional time spent providing direct patient care, on average

~60 CIDP patients seen in the past 12 months, on average

~79%
of Neurologists strongly believe patients prefer treatments with **more consistent and sustained symptom control**

~66%
of Neurologists strongly believe there is high unmet **need for therapies with greater efficacy**

~54%
of Neurologists strongly prefer treatment options **without a boxed warning or REMS program**

~75%
of Neurologists strongly believe patients prefer therapies that are **more convenient and easier to administer**

Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1
Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale

38

Surveyed Neurologists want safer, more effective and convenient treatment options than IVIg for CIDP patients

Overall, surveyed Neurologists believe ~50% patients on IVIg have partial or no response to treatment

% of Surveyed Neurologists Who Strongly Believe…	
75%	Significant unmet **need for effective therapies** for patients who don't respond to IVIg
56%	Patients on IVIg commonly report **waning efficacy prior to their next dose**
59%	IVIg imposes a **high treatment burden** due to frequent and time-consuming infusions
55%	IVIg **boxed warning is concerning** due to potential risk of kidney failure or thrombosis

Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1
Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale

39

Interim Responder Analysis in CAPTIVATE was planned with first 40 patients completing Open-Label Part A

Highlights
- **Design:** All subjects receive claseprubart in Part A for up to 13 weeks. Only responders randomized to Part B for 52 weeks
- **Inclusion:** ≥18 years old with confirmed CIDP, including SoC-Refractory, SoC-Treated or SoC-Naïve
- **Dosing:** I.V. Loading Dose followed by 300mg/2mL S.C. Q2W in Part A; followed by 300mg/2mL or 600mg/4mL or placebo in Part B

Endpoints
- **Part A:** Response as measured as ≥1 point decrease (improvement) in adjusted INCAT score compared to Part A baseline
- **Part B Primary:** Efficacy (time to relapse) as measured as ≥1 point increase in adjusted INCAT

CAPTIVATE Trial: https://clinicaltrials.gov/study/NCT06858579.



Screen
CIDP diagnosis confirmed by an Independent CIDP Review Panel (ICRP)
Loading Dose
Day 0
PART A: Up to 13-Week Open-Label Claseprubart Only
Claseprubart 300mg/2mL S.C. Q2W (N= up to 480)
Interim Responder Analysis (N=40)
Responders Randomized 1:1:1 to Part B
PART B: 52-Week Pbo-controlled RCT
Claseprubart 300mg/2mL S.C. Q2W (N=64)
Claseprubart 600mg/4mL S.C. Q2W (N=64)
Placebo (N=64)
Open-Label Extension: 104 Weeks
CAPTIVATE
Early GO decision with less than planned 40 participants completing Part A alongside trial modifications was announced in March 2026

- **Single pivotal** two-part, randomized withdrawal, double-blind, placebo-controlled trial designed to **support BLA in adult patients with CIDP**
- Enrolling a **broad patient population including SoC-refractory patients**, in addition to SoC-Treated and SoC-Naïve patients
- **No requirement for IVIg withdrawal and disease worsening,** consistent with ongoing FcRn and complement CIDP studies
- **Only responders from Part A** randomized into the double-blind, placebo-controlled Part B

40

Significant differences between CAPTIVATE and ADHERE

Considerations	Efgartigimod (FcRn) S.C. QW	Claseprubart (aC1s) 300mg/2mL S.C. Q2W	Key Differentiators of CAPTIVATE
Ph. 3 Study Populations	adhere SoC-Treated Off Treatment	CAPTIVATE SoC-Treated SoC-Naïve SoC-Refractory	**Evaluating claseprubart in SoC-Refractory CIDP patients**, in addition to a broader CIDP patient population including SoC-Treated and SoC-Naïve
Require IVIg or SCIg Withdrawal and Relapse Prior to Enrolling in Part A of Study[1]	YES	NO	**Immediate switch 7 days from last Ig dose to claseprubart**; consistent with other ongoing complement CIDP studies[3]
Study Endpoints / Results	• Confirmed ECI[2] • Ph. 3 Stage A results: 66.5% ECI (wk 12) *~1/3 of pts did not return to pre-Ig washout baseline*	• Switching Ig patients to claseprubart 7 days after last dose • Aiming for ≥1-point adj. INCAT improvement OVER SoC/Ig in ≥50% of patients in Part A	Part A designed to evaluate **clinically meaningful improvement over Ig after immediate switch 7 days after last dose**

Source: Company filings, presentations and clinicaltrials.gov.
Ig refers to IVIg and SCIg
Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

1. ADHERE required discontinuation of IVIg or SCIg and evidence of clinically meaningful deterioration before dosing in Part A
2. Defined as a clinical improvement on the parameters that the participant worsened in during run-in (≥4-point increase in I-RODS and/or ≥8-kPa increase in mean grip strength) or clinical improvement (≥1-point decrease) in INCAT
3. Empasiprubart and riliprubart studies

41

Active C1s inhibition with riliprubart has demonstrated clinical proof-of-concept across broad patient groups Claseprubart is being evaluated with a convenient, low volume dose of 300mg/2mL Q2W Riliprubart Phase 2 at PNS 2024 Based on riliprubart patent filing (Pg 76) Ph. 2 Riliprubart Data in Active C1s in CIDP1 with High Volume, Weekly Dosing of 600mg/4mL2 Data not seen with FcRns Improvement without Ig washout

Claseprubart in vitro affinity and potency

Affinity assays

		DNTH103	riliprubart	Fold Improvement
Binding Affinity to human active C1s (K_D)[1]	KinExa	**9pM**	75pM	**~8X**
	SPR	**8pM**	35pM	**~4X**

Enzymatic assay

C4 cleavage by human active C1s[2]



% C4 cleavage
Norm. to total Cleavage
100
80
60
40
20
0
0.01
0.1
1
10
100
Ab Concentration (nM)
DNTH103
Riliprubart
~8X
more potent at blocking complement cascade

	DNTH103	riliprubart
IC_{90} (nM)	**0.47**	3.69

Functional assays of classical pathway inhibition

Wieslab classical pathway Assay in human serum[3]



% CCP Activity (BL)
100
50
0
0.001
0.01
0.1
1
10
100
1000
Ab Concentration (nM)
DNTH103
Riliprubart
~12X
more potent at IC90

	DNTH103	riliprubart
IC_{90} (µg/mL)	**0.45**	5.4

CH50 assay of RBC lysis in human serum[3]



CH50 (U/ml)
100
50
0
1
10
100
1000
10000
Ab Concentration (nM)
DNTH103
Riliprubart
~7X
more potent at IC90

	DNTH103	riliprubart
IC_{90} (µg/mL)	**98**	668

Liposome lysis in human serum[3]



% CCP activity
(norm to NHS)
100
50
0
1
10
100
1000
10000
Ab Concentration (nM)
DNTH103
Riliprubart
~3X
more potent at IC90

	DNTH103	riliprubart
IC_{90} (ug/mL)	**14.7**	39.8

Claseprubart has consistently higher affinity and stronger potency in multiple head-to-head *in vitro* experiments

Note: Riliprubart is produced using sequence from patent WO2018071676A1
1. Data shown is dissociation constant (K_D) and the average of 3 different experiments performed at independent laboratories.
2. Data is quantitative analysis of active C1s protease inhibition of cleaved C4 fragments in the presence of claseprubart or riliprubart.
3. Data shown are the average of 3 experiments conducted for each of the functional assays (CH50 hemolysis, Wieslab and Liposome). CH50 and Wieslab were confirmed at independent laboratories.

43

Announced early GO decision reached with less than 40 planned participants completing Part A in March'26

CAPTIVATE Interim Analysis Objective	Targeting response rate of 50% or greater (≥20 patients out of first 40 participants in Part A) based on precedent set with aC1s inhibition
GO Decision	✓ GO decision reached early after 20 confirmed responders were achieved with less than 40 planned participants completing Part A
Safety / Tolerability Update	✓ Independent DSMB reviewed the data to date and confirmed GO decision; no related serious infections, no clinical symptoms of autoimmune activation or DIL, no related SAEs or discontinuations

GO decision supports continued development of claseprubart at 300mg/2mL Q2W S.C. in CIDP targeting a potentially best-in-disease biologic profile

CAPTIVATE Interim Analysis data cut off as of March 4, 2026
Drug-Induced Lupus (DIL) is an autoimmune syndrome triggered by specific medications, such as statins, TNF-alpha inhibitors, and ACE inhibitors/beta-blockers. A key distinguishing feature of DIL is its reversibility, as symptoms typically resolve once the offending medication is withdrawn.

44

CAPTIVATE Part A baseline patient group characteristics are similar to precedent aC1s Ph. 2 study[1]

Riliprubart Ph. 2[1]
Baseline Patient Group Characteristics (N=78)


~15%
SoC-
Naïve
~23%
SoC-Refractory
~62%
SoC-Treated

CAPTIVATE[2]
Baseline Patient Group Characteristics


~12%
SoC-
Naïve
~19%
SoC-Refractory
~69%
SoC-Treated

Broad representation of patients across North America, Europe, and Asia in CAPTIVATE Part A

Data from CAPTIVATE and riliprubart Ph. 2 are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

1. Riliprubart Phase 2 at PNS 2024
2. Includes only participants who have completed Part A. Data cut off as of March 4, 2026

45

Early responder rates support 300mg/2mL Q2W dose and updates to CAPTIVATE

Trial Design Element	Original Design	Anticipated New Design	Claseprubart CAPTIVATE Implications
Part A Dose	• 300mg/2mL S.C. Q2W	• 300mg/2mL S.C. Q2W	No change to Part A dose given results observed to date
Study Arms in Part B	1. 300mg/2mL Q2W (N=64) 2. 600mg/4mL Q2W (N=64) 3. Placebo (N=64) • *Total Part B Patients (N=192)*	1. 300mg/2mL Q2W (N=64) 2. Placebo (N=64) • *Total Part B Patients (N=128)*	~1/3 fewer total patients anticipated in Part B and potential faster execution to top-line results
Estimated Enrollment in Part A	Up to 480 patients, conservative 40% minimum responder rates	Up to 256 patients, conservative 50% minimum responder rates	Ratio from Part A to Part B changed due to responder rates seen across all patient groups

CAPTIVATE Trial: https://clinicaltrials.gov/study/NCT06858579. Planned changes pending regulatory approval.

46

Revised CAPTIVATE study design going forward

Highlights

- **Design:** All subjects receive claseprubart in Part A for up to 13 weeks. Only responders randomized to Part B for 52 weeks
- **Inclusion:** ≥18 years old with confirmed CIDP, including SoC-Refractory, SoC-Treated or SoC-Naïve
- **Dosing:** I.V. Loading Dose followed by 300mg/2mL S.C. Q2W in Part A; followed by 300mg/2mL or placebo in Part B
- **No ANA screening exclusion criteria or routine ANA testing** during the RCT or OLE

Endpoints

- **Part A:** Response as measured as ≥1 point decrease (improvement) in adjusted INCAT score compared to Part A baseline
- **Part B Primary:** Efficacy (time to relapse) as measured as ≥1 point increase in adjusted INCAT


Screen
Loading Dose
Day 0
CIDP diagnosis confirmed by an Independent CIDP Review Panel (ICRP)
PART A: Up to 13-Week Open-Label Claseprubart Only
Claseprubart 300mg/2mL S.C. Q2W (N= up to 256)
Responders Randomized 1:1 to Part B
PART B: 52-Week Pbo-controlled RCT
Claseprubart 300mg/2mL S.C. Q2W (N=64)
Placebo (N=64)
Open-Label Extension: 104 Weeks
CAPTIVATE
Part A N= up to 256
Part B N=128
Ratio of Part A to Part B changed from a conservative 40% to a conservative 50%

Planned changes pending regulatory approval

CAPTIVATE Trial: https://clinicaltrials.gov/study/NCT06858579. Planned changes pending regulatory approval

47

Achieving this target profile could position claseprubart as a potential blockbuster treatment for CIDP

EFFICACY (IVIg/SCIg)	**C1s SAFETY** (ENJAYMO)	**AUTOINJECTOR CONVENIENCE** (DUPIXENT)
Improvement over SoC (i.e. Ig) with continuous, effective symptom control	Comparable *safety* to FDA-approved C1s & Classical Pathway inhibitor, leaving the lectin and alternative pathways intact	Most *convenient* therapy with self-administered SHL-Molly autoinjector
Targeting Best-in-Class or Best-in-Disease Efficacy	**Targeting no Boxed Warning & REMS**	**Targeting single 300mg/2mL S.C. Q2W**

Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies.
Autoinjector for claseprubart administration is anticipated to be SHL Medical's Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office

48

Claseprubart: Opportunity to be Best-in-Class in Multifocal Motor Neuropathy

The US MMN market is underdiagnosed with a need for more effective and convenient treatment options

Opportunity for the target profile of claseprubart to become the new standard of care in MMN

Current US MMN Market



Standard of care[2]
Claseprubart target profile
~10,000
(~11% CAGR)
Ig
~3,500 pts
Opportunity to Reach More Patients
MMN Patients[1,2]
I.V. , S.C., Oral
Rapid [<10s] Q2W S.C. AI

~$4B MMN Opportunity for Complement in 2035[3]

Estimated US complement and Ig penetration[4]



2025A
~10K Pts
~44%
2030E
~13K Pts
~41%
~9%
2035E
~17K Pts
~33%
~32%
Complement Treated
Ig Treated
Other / Untreated

Estimated US complement and Ig sales[4]

<$1B	~$2B	~$5B
~4K pts	~7K pts	~11K pts

Note: Positioning of claseprubart's target profile is illustrative. 1. 2024 patients projected from 2023 count due to unreliable 2024 data from the Change Healthcare cyber-attack. 2. Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts. 3. Dianthus market research and estimates. 4. Based on EvaluatePharma (Jan '26), Immunoglobulin – Global Market Analysis, Fortune Business Insights, and Dianthus market research and estimates. Assumes Ig price per patient of ~$150,000 per year and average biologic net price per patient of ~$700,000 per year.

50

Survey of US Neurologists supports MMN underdiagnosis and lack of effective treatment options

Claseprubart aims to address the significant unmet needs in the underdiagnosed MMN market

Total Neurologists 80

Neuromuscular Specialist	81%
Generalist	19%
Academic	58%
Community based	42%

Sample Demographics

~13 years in active clinical practice (post-residency), on average

~90% of professional time spent providing direct patient care, on average

~25 MMN patients seen in the past 12 months (median)

~81%
of Neurologists strongly believe that MMN is an **underdiagnosed condition**

~73%
of Neurologists strongly believe there is a high unmet need for **therapies with meaningful clinical improvement**

~68%
of Neurologists strongly believe that treatment options **without boxed warnings or REMS are preferred**

~63%
of Neurologists strongly believe there is a high unmet need **for therapies with a more favorable dosing schedule**

Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1
Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale

51

Surveyed Neurologists want safer, more effective and convenient treatment options than IVIg for MMN patients

Overall, surveyed Neurologists believe ~50% patients on IVIg have partial or no response to treatment

% of Surveyed Neurologists Who Strongly Believe…	
58%	Patients on IVIg often report **residual or unaddressed symptoms**
51%	**Clinical efficacy of IVIg** remains is **incomplete, inconsistent, and/or short-lived**
51%	Despite SoC, **1/3 of patients remain refractory** and face **risk of clinical deterioration**
55%	Current **label warnings/risks** for IVIg are **important in their treatment decisions**

Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1
Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale

52

MMN is an attractive opportunity with clinical PoC demonstrated via classical pathway inhibition Phase 2 trial of claseprubart, a low-volume Q2W S.C., ongoing in MMN https://argenx.com/content/dam/argenx-corp/events-presentations/argenx_RnD_Day_2024_Slides.pdf#/page=127 Empasiprubart (Q1-2W I.V., C2 inhibitor) Ph. 2 Data Demonstrating Efficacy Signals1 “We hypothesize that targeting the classical complement pathway is a potential therapeutic approach in MMN. We investigated the interaction of circulating anti-GM1 IgM from patients with MMN with complement in detail using iPSC-derived MNs. In this disease model for MMN, we evaluated the effects of ARGX-117, a novel monoclonal antibody that inhibits complement factor C2.” - Neurol Neuroimmunol Neuroinflamm. 2022 Jan; 9(1): e1107 Placebo EMPA I.V.

Claseprubart demonstrates superior classical pathway potency vs. empasiprubart

Empasiprubart Published Classical Pathway Potency Data Using the Quidel MicroVue CH50[1]



The Journal of
Allergy and Clinical Immunology
Anaphylaxis
Non-IgE-mediated Anaphylaxis



Quidel MicroVue CH50
% inhibition
100
80
60
40
20
0
0.1
1
10
100
1000
10000
ARGX-117 (µg/mL)

"**ARGX-117 potently inhibited CP** and LP (half-maximal effective concentration [EC_{50}] = **30.5 ± 4.5** and 93.4 ± 10.4 µg/mL, respectively) in a concentration-dependent manner" – *Journal of Allergy and Clinical Immunology*

Claseprubart Demonstrates Superior Classical Pathway Potency Head-to-head vs. Empasiprubart Using Same Assay



Quidel MicroVue CH50
% Inhibition (Mean ± SEM)
100
80
60
40
20
0
-12
-10
-8
-6
-4
Ab Concentration, log M
~38X more potent at IC90
~6X more potent at IC50
Claseprubart
Empasiprubart

	claseprubart	empasiprubart
IC_{50} (µg/mL)	**3.8 ± 0.8**	22.1 ± 5.7
IC_{90} (µg/mL)	**9.9 ± 2.5**	375 ± 266

Claseprubart and empasiprubart are investigational agents that are not approved as therapies for MMN or any indication in any jurisdiction worldwide.Head-to-head data shown are the average of 3 experiments conducted for claseprubart and 8 experiments conducted for empasiprubart. Empasiprubart in the head-to-head experiment is produced using the sequence published in the IMGT database (DB card 12277). EC_{50} and IC_{50} can be considered as interchangeable for this analysis

1. Journal of Allergy and Clinical Immunology, Volume 147, Issue 4, 1420 - 1429.e7

54

Claseprubart has the potential to dominate the MMN market with its best-in-class target product profile

Considerations	Empasiprubart (C2)*	Claseprubart (active C1s)*	Key Differentiators of Claseprubart
MMN is an IgM and classical pathway driven disease[1]	Published classical pathway[3] EC_{50} = 30.5 ±4.5 µg/mL using Quidel MicroVue CH50	**Claseprubart has demonstrated potent inhibition of classical pathway in multiple assays**	**~6x more potent than empasiprubart** on IC_{50} in head-to-head in-vitro experiment using Quidel MicroVue CH50
Lectin pathway inhibition not required for efficacy in MMN	Published lectin pathway[3] inhibition of EC_{50} = 93.4 ±10.4 µg/mL	**Does not inhibit lectin pathway**	Claseprubart **preserves key bacterial killing role** of lectin pathway[2]
Patients prefer convenient therapies	I.V. Q4W	**Targeting Q2W self-administration via 300mg/2mL S.C. autoinjector**	**More convenient** by targeting infrequent, low volume, self-administered S.C. autoinjector

Claseprubart has the potential to be the first-line targeted biologic treatment given its unique combination of classical pathway potency, preservation of the lectin pathway, and dosing convenience

* Claseprubart and empasiprubart are investigational agents that are not approved as therapies for MMN or any indication in any jurisdiction worldwide. EC_{50} and IC_{50} can be considered as interchangeable for this analysis

1. Budding et al., (2021). Neurol Neuroimmunol Neuroinflamm.9(1):e1107; Vlam et al., (2015). Neurol Neuroimmunol Neuroinflamm. 2015;2(4):e119; 2. Ali et al., (2012). PLoS Pathog 8(7):e1002793 3. Journal of Allergy and Clinical Immunology, Volume 147, Issue 4, 1420 - 1429.e7.

55

Phase 2 MoMeNtum top-line data in MMN anticipated 2H’26

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of claseprubart administered S.C. following initial loading dose

Highlights

- **Design:** 36 participants randomized to receive either claseprubart or placebo for 17 weeks
- **Inclusion:** ≥18 years old with MMN who are immunoglobulin responsive and dependent
- **Dosing:** I.V. Loading Dose followed by 300mg/2mL or 600mg/4mL S.C. Q2W starting Day 7
- **No ANA screening exclusion criteria or routine ANA testing** during the RCT or OLE

Endpoints

- **Primary:** Safety
- **Secondary:** Efficacy (time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements)



17-Week S.C. Treatment Period
Screen & Ig Monitoring
1 Week Wait Before Randomization
Loading Dose
Day 0
Claseprubart 300mg/2mL S.C. Q2W (N=12)
Claseprubart 600mg/4mL S.C. Q2W (N=12)
Placebo (N=12)
Open-Label Extension: 52 Weeks

Collect data for safety, PK, PD, time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements

MOMENTUM

Top-line data expected in 2H’26

MoMeNtum Trial: https://clinicaltrials.gov/study/NCT06537999

56

DNTH212: Potential Best-in-Class Bispecific Fusion Protein for Multiple Autoimmune Indications

DNTH212 is a bifunctional BDCA2 and BAFF/APRIL inhibitor targeting two validated pathways

- Inhibiting BDCA2 **reduces Type 1 interferon production from plasmacytoid dendritic cells (pDCs)**
- Single CRD2 domain of TACI designed to deliver **robust B cell modulation via BAFF/APRIL inhibition**


Anti-BDCA2 Antibody
Potent inhibition of Type 1 interferon
TACI-CRD2 Domain
Potent reduction of Ig levels via BAFF/APRIL inhibition
Afucosylated Bifunctional Ab
Enhanced ADCC on target cells leads to pDC depletion
YTE Mutation on Fc
Extended half-life

DNTH212
Humanized monoclonal antibody targeting **BDCA2** fused with **TACI-CRD2**

DNTH212 targets both the innate and adaptive immune systems with complementary disease modifying mechanisms enabling potential best-in-class efficacy

58

Potential to drive superior clinical efficacy by targeting both the innate and adaptive immune systems

Innate Immune System: Plasmacytoid Dendritic Cells (pDCs)

- Key cell type producing Type 1 interferon
- Promote B cell proliferation and Ig secretion through antigen presentation and production of BAFF
- Direct and indirect activation of other innate and adaptive immune cells
- Type 1 interferon inhibition has been shown effective in multiple autoimmune diseases

Adaptive Immune System: B Cells

- Generate autoantibodies, forming immune complexes that trigger inflammation and tissue damage
- Inhibiting BAFF/APRIL has been shown effective in multiple autoimmune diseases



DNTH212
BDCA2
TLR7/9
ITAM pathway
pDC
Expression
NK cells
Type 1 IFNs
Systemic inflammation
Type 1 IFNs
Autoantibody immune complexes
DNTH212
APRIL
BAFF
TACI
IgM
B cell
Systemic inflammation
Autoantigen
IgG
IgA
Plasma cell

Bifunctional approach addressing autoimmune diseases where both Type 1 interferon and B Cells are implicated has strong mechanistic rationale for potential best-in-class efficacy

Panda SK, et al., Plasmacytoid dendritic cells in autoimmunity. Curr Opin Immunol. 2017 Feb;44:20-25.
Minaga K, et al., Plasmacytoid Dendritic Cells as a New Therapeutic Target for Autoimmune. Front Immunol. 2021 Jul 23;12:713779

59

DNTH212 achieves superior pDC depletion compared to litifilimab in vitro Comparable Suppression of Pro-Inflammatory Cytokine IFN-α1 Deeper Depletion of pDC2 Method: Human PBMCs from a healthy donor were co-cultured with a TLR9 agonist and serially diluted antibodies for 24 hours. IFN-α release in the supernatant was measured using an HTRF kit Method: Human PBMCs from a healthy donor were co-cultured with serially diluted antibodies for 24 hours. pDC counts were assessed via flow cytometry pDC depletion removes a key cell type involved in Type 1 interferon production and activation of other immune cells which contribute to disease

DNTH212 shows superior inhibition of IgM, IgA, and IgG compared to povetacicept following single dose in NHPs

S.C. DNTH212


IgM
IgA
IgG
Mean% change from baseline
Time (Days)
56%
76%
Nadir ~43 days
49%
66%
24%
38%
DNTH212 (1mg/kg S.C.)
DNTH212 (10mg/kg S.C.)

IV povetacicept and telitacicept[1]


IgM
IgA
IgG
Mean % Change from Baseline
Days
~60%
Nadir ~27 days
~50%
~30%
Vehicle Control
Telitacicept (9mg/kg IV)
Povetacicept (9mg/kg IV)

	Maximal Ig Inhibition	
	DNTH212 10mg/kg	Povetacicept[1] 9mg/kg
IgM	76%	~60%
IgA	66%	~50%
IgG	38%	~30%

Deeper Ig reductions have potential to drive superior clinical efficacy while maintaining at least Q4W dosing

Note: These data are derived from different studies at different points in time, with differences in methodology, design and populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials of DNTH212 and other agents have been conducted

1. Arthritis Rheumatol.2023 Jul;75(7):1187-1202. Note: WT TACI (13-118) Fc:Telitacicept

61

Validation of both BDCA2 and BAFF/APRIL targeted therapies support DNTH212 bifunctional approach Note: Company press releases and investor presentations Positive Litifilimab (BDCA2) Data in SLE / CLE BAFF/APRIL Validation Across Multiple Autoimmune Indications and Strategic Activity

Broad opportunity for DNTH212 across multiple diseases where Type 1 interferon and B Cells are implicated

Indications with biological rationale and supportive clinical data

	Biological Rationale	Clinical Evidence
Primary Sjögren's Syndrome *~350,000 U.S. Patients*	✓	• *B Cell:* ianalumab positive Ph. 3; telitacicept positive Ph. 3
Cutaneous Lupus Erythematosus *~300,000 U.S. Patients*	✓	• *Type 1 interferon:* litifilimab positive Ph. 2
Systemic Lupus Erythematosus *~225,000 U.S. Patients*	✓	• *Type 1 interferon:* anifrolumab approved; litifilimab positive Ph. 2 • *B Cell:* belimumab approved; telitacicept approved (CN); ianalumab positive Ph. 2
Lupus Nephritis *~120,000 U.S. Patients*	✓	• *B Cell:* belimumab approved
Dermatomyositis *~50,000 U.S. Patients*	✓	• *Type 1 interferon:* dazukibart positive Ph. 2

Indications with biological rationale

	Biological Rationale
Hidradenitis Suppurativa *~330,000 U.S. Patients*	✓
Scleroderma *~75,000 U.S. Patients*	✓
Pemphigus Vulgaris *~32,000 U.S. Patients*	✓

Diathus to provide update on indication prioritization in 1H 2026

Type 1 interferon targeting Ph. 3 studies currently ongoing in: SLE, CLE, LN, Scleroderma, DM. B Cell (BAFF/APRIL) targeting Ph. 3 studies currently ongoing in: LN, SLE
Estimated U.S. patients per Dianthus meta-analysis and estimates

63

Ph. 1 study initiated in China in Dec. ’25 with top-line Part A HV results anticipated in 2H’26

Healthy Volunteers (Part A)

~46 HVs enrolled into seven cohorts:

- Treated (N= up to 6)
- Placebo (N= up to 2)

SLE Patients (Part B)

~30 patients enrolled into three cohorts:

- Treated (N= up to 10)

Key Parameters

- **Safety, PK, and PD as well as other biomarkers and preliminary efficacy**

Healthy Volunteers (Part A)

S.C. Administration



5mg
N = 2:0
20mg
N = 3:1
60mg
N = 6:2
180mg
N = 6:2
360mg
N = 6:2
720mg
N = 6:2
1080mg
N = 6:2

SLE Patients (Part B)

S.C. Administration



Dose 1
N = 10
Dose 2
N = 10
Dose 3
N = 10

Phase 1 trial designed to evaluate safety, tolerability and PK/PD

64

DNTH212 TPP aims to deliver superior efficacy in a safe and well-tolerated therapy with patient friendly convenience Achieving the TPP would position DNTH212 as a first-line biologic across a range of indications Bifunctional approach has potential for superior efficacy in various disease states versus only targeting innate or adaptive immune system SAFETY EFFICACY CONVENIENCE Inhibiting Type 1 interferon or BAFF/APRIL has been generally safe and well tolerated Targeting patient friendly S.C. self-administration with Q4W or less frequent dosing

Achieving DNTH212 TPP would position DNTH212 as a first-line, best-in-class therapy across multiple indications Type 1 interferon and BAFF/APRIL are known drivers of autoimmune disease Potential S.C. self-administration Q4W or less frequent Targeting innate and adaptive immune systems has potential for superior efficacy Inhibiting Type 1 interferon or BAFF/APRIL has been generally safe and well tolerated Broad opportunity across multiple diseases where Type 1 interferon and B-cells are implicated Composition of matter patent expected to expire no earlier than 2044 Patient-friendly Convenience Superior Efficacy Clinically Validated MoA Favorable Safety Potential Pipeline-in-a-Product Robust IP Protection DNTH212 is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide

Recap of Dianthus Leadership in Severe Autoimmune Diseases

Advancing a leading autoimmune-focused biotech with two clinical stage programs

Program	Indication	Ph. 1	Ph. 2	Ph. 3	Upcoming Milestones
Claseprubart *aC1s*	**gMG** >100,000 U.S. Patients				• Initiation of Ph. 3 study expected in mid-26 • Ph. 3 top-line data expected in 2H'28
	CIDP >40,000 U.S. Patients				• Part B top-line guidance expected by YE'26 • *Peer Milestone: riliprubart Ph. 3 MOBILIZE and VITALIZE (H2H vs. IVIg) data expected in 2027*[3]
	MMN >10,000 U.S. Patients				• Ph. 2 top-line data expected in 2H'26 • *Peer Milestone: empasiprubart Ph. 3 data expected in Q4'26*[4]
DNTH212 *BDCA2 and BAFF/APRIL*	**Multiple Autoimmune Diseases**	*Healthy volunteers (Part A)* *SLE patients (Part B)*			• Update on indication prioritization expected in 1H'26 • Ph. 1 HV top-line data expected in 2H'26

Strong balance sheet with ~$1.2B[1] of cash & runway expected into 2030
~55.3M shares outstanding[2]

1. Pro forma cash includes cash, cash equivalents and investments of ~$514M as of 12/31/25 plus estimated net proceeds of ~$676M from the March 2026 follow-on offering
2. Pro forma shares includes 44.5M shares outstanding as of March 4, 2026 and assumes the exercise of all outstanding pre-funded warrants as of 12/31/25 plus 8.9M shares and pre-funded warrants issued in the March 2026 follow-on offering
3. Based on Sanofi Q4'25 financial results presentation
4. Based on publicly available information: https://argenx.com/news/2026/press-release-3216531

68

Appendix

C1s is a clinically validated target in the classical complement pathway with an FDA approved therapy

1

Classical pathway
The only pathway activated by the presence of IgG and IgM, which bind to the **C1 complex**

2

The C1 complex
The initial component of the classical complement pathway consisting of C1q, C1r and C1s

3

Active C1s
A serine protease that executes catalytic function of the C1 complex, leading to MAC formation


C1q
2
3
s
r
1
IgG antibody
Cell Surface

C1s is the only target of the C1 complex with an FDA approved therapy
Enjaymo, FDA approved in 2022 for CAD, is a C1s inhibitor but is not selective to the active form and dosed I.V. at 6,500-7,500mg every two weeks

Active C1s inhibition has recently demonstrated clinical benefit in CIDP
Riliprubart results show clinical PoC for inhibiting active C1s in autoimmune neuromuscular diseases

Enjaymo information sourced from prescribing information

70

Selectively targeting classical pathway aims to provide effective but safer complement inhibitor

Targeting aC1s aims to deliver efficacy demonstrated with terminal inhibitors while preserving the critical immune activity of lectin and alternative pathways, leading to a lower risk of infection and no FDA boxed warning/REMS



Active form selectively inhibited by claseprubart
Classical pathway
Antibody-antigen complex
C1q, C1r, C1s
gMG, MMN and CIDP are indications driven by autoantibodies that activate the complement system
Enjaymo
sutimlimab-jome
Lectin pathway
Mannan or pathogen surface
Alternative pathway
Pathogen surface
EMPAVELI
(pegcetacoplan) injection
C3 Convertase
ZILBRYSQ
(zilucoplan) Injection
ULTOMIRIS
(ravulizumab-cwvz)
SOLIRIS
(eculizumab)
Shared terminal pathway (C5)
Membrane Attack Complex (MAC)
Downstream complement inhibitors carry the risk of serious bacterial infections resulting in FDA Boxed Warnings

71

Unlike C5 inhibitors, ENJAYMO® has no FDA boxed warning and REMS, or prophylactic antibiotic requirement prior to vaccination Source: ULTOMIRIS prescribing information & ENJAYMO prescribing information Boxed Warning and REMS Antibiotic Prophylaxis Required if not Fully Vaccinated No Boxed Warning or REMS No Antibiotic Prophylaxis Required C5 inhibitor C1s inhibitor

Claseprubart in vitro study indicates lower risk of Neisseria meningitidis infections Anti-capsular antibody (Anti -Nm) mimics N. meningitidis vaccination 0 50 100 150 % Bacterial Survival Serum +Anti - Nm 0.3 uM 1.0 uM DNTH103 Anti - C5 No treatment Results further validate the potential differentiated safety profile for DNTH103 as a selective classical pathway inhibitor consistent with ENJAYMO, an approved C1s inhibitor without an FDA Boxed Warning or REMS Protection against infection is a critical function of the complement pathway DNTH103 selectively inhibits the classical pathway, leaving the alternative and lectin-activated defense pathways intact An in vitro assay measured antibody-dependent complement-mediated killing of N. meningitidis in the presence of DNTH103 and anti-C5 (ravulizumab*) In this assay, DNTH103 maintained bacterial killing, potentially leading to a decreased risk of infection vs. C5 inhibitors *Engineered using patent sequence

Indicates VYVGART® dose administered Source: VYVGART® prescribing information and ULTOMIRIS® prescribing information 1. Pane et al. A real-life experience with eculizumab and efgartigimod in generalized myasthenia gravis patients. J Neurol 271, 6209–6219 (2024) Claseprubart aims to provide consistent symptom control with convenient Q2W S.C. dosing Chronic diseases like MG benefit from consistent treatment and symptom control When patients are required to take a drug holiday on FcRns, MG-ADL scores immediately begin to rebound as patients self-report symptoms and disease worsening Real-world evidence1 suggests sustained inhibition / treatment with complement is better over time ULTOMIRIS®: Complement Inhibition Provides Consistent MG-ADL Symptom Control VYVGART®: Cyclic Dosing Leads to MG-ADL Rebound Mean change (+/-SE) MG-ADL rebound -5 -4 -3 -2 -1 0 0 1 2 3 4 5 6 7 8 10 VYVGART Placebo Placebo ULTOMIRIS 18 12 10 4 2 1 0 -5 -4 -3 -2 -1 0 26 MG-ADL MAINTAINED Change from baseline in MG-ADL total score Week Week

Patients on eculizumab showed a greater reduction in MG-ADL over time than those on efgartigimod Eculizumab showed statistically significant, deeper QMG reduction and higher responder rate than efgartigimod Eculizumab patients had a statistically significant greater reduction in rate of clinical events (deteriorations, crisis or hospitalization) than efgartigimod Patients on efgartigimod were more likely to suspend treatment (p = 0.015 for AChR+ patients) with the “main reason for discontinuation was MG deterioration” Eculizumab patients also had a statistically significant greater reduction in steroid dose coming from a higher baseline dose vs. efgartigimod patients, but reaching a numerically lower dose during the treatment period Real-world Evidence Indicates Sustained MG-ADL Reductions for Complement Inhibitors vs. FcRns, Among Other Clinical Benefits Real-world evidence demonstrates clinical advantages for complement vs. FcRns Source: Pane et al., J Neurol 271, 6209–6219 (2024)

Claseprubart improves neurotransmission and muscle contraction in an AChR+ MG model

- **Serum from MG patients** used in a validated in vitro MG model[1,2,3]
- **Assessed improvement in neurotransmission and muscle contraction** of ravulizumab* and DNTH103, as measured by decrease in muscle contraction fatigue
- **Results confirm DNTH103 improved neurotransmission and muscle contraction**



Ravulizumab* (1 μM)
n=3
DNTH103 (0.1 μM)
n=3
DNTH103 (1 μM)
n=3
Muscle Contraction Fatigue Index
(% Change to Baseline, Mean ± SEM)
0
-10
-20
-30
-40
-14.8%
-24.8%
-27.8%
AChR+ MG Patient Sera

Results provide further scientific rationale for DNTH103 in gMG

1. Smith et al., Front Cell Dev Biol. 2021;9:745897; 2. Vila et al., Expert Opin Drug Discov. 2020;15(3):307-317; 3. Vila et al., Theranostics. 2019;9(5):1232-1246.
* Engineered using patent sequence

76

Claseprubart restores neuronal conduction velocity in an *in vitro* CIDP model

- **Serum from 3 CIDP patients** was evaluated in a , commercially available *in vitro* CIDP model[1]
- **Assessed improvement in neuronal conduction velocity** of two doses of DNTH103 as compared to baseline conduction velocity determined in sera from healthy volunteers (N=3)
- **Results confirm DNTH103 completely restored conduction velocity** across the axons of human motor neurons in the presence of autoantibodies from CIDP patient sera


HV Baseline CV
Normalized Conduction Velocity (CV)
(Relative to Baseline)
1.0
0.8
0.6
0.4
0.2
0.0
Serum Only
DNTH103 (0.1µM)
DNTH103 (1µM)
2

Results provide further scientific rationale for DNTH103 in CIDP

1 Rumsey et al., *Adv. Therap.*, 2022, 5(6): 2200030
2 Results for DNTH103 (1uM) include data from multiple conduction velocity recordings that exceed 1.0. For the purposes of this illustration, results are shown up to the baseline value.

77

SAD 1 (1 mg/kg) SAD 3 (30 mg/kg) SAD 2 (10 mg/kg) MAD 1 Q2W (300mg/2mL) MAD 2 Q2W (600mg/4mL mg) SAD 1 (300mg/2mL) SAD 2 (600mg/4mL) I.V. Administration S.C. Administration S.C. Administration SAD MAD Claseprubart Phase 1 healthy volunteer study was designed to validate extended half-life, potency and safety 44 HVs enrolled into six cohorts: Placebo (N= up to 2) Treated (N= up to 6) 16 HVs enrolled into two cohorts: Placebo (N= up to 2) Treated (N= up to 6) SAD MAD Safety, PK, and PD measured by percent classical pathway inhibition quantified in each cohort Key Parameters 60 healthy volunteers completed dosing as of December 2023 across these eight cohorts SAD 4 (50 mg/kg)

Claseprubart has demonstrated deep and sustained complement inhibition in healthy volunteers Claseprubart demonstrated a ~60-day half-life and IC90 of 87 µg/mL I.V. SAD: Linear PK with Exposure Proportional Across Doses S.C. MAD: Strong Accumulation with Q2W Dosing PK/PD: Analysis Demonstrates IC90 of 87 µg/mL Data comprised of 60 HVs from 8 cohorts

Phase 1 data estimated IC90 at ~87 µg/mL, leading to target dose of 300mg/2mL in Ph. 2 to achieve steady state >IC90

Ph. 1 Data Confirms

- ~60-day half-life
- IC90 calculated at 87 µg/mL

Dosing Modeled

- 15mg/kg I.V. on Day 0
- 300mg S.C. Q2W starting Day 7



Day 0: 15mg/kg I.V.
Starting Day 7:
300mg S.C. Q2W
IC90 – 87 µg/mL
DNTH103 Concentration (µg/mL)
300
150
100
50
0
0
2
4
6
8
10
12
14
Time (weeks)

Simulation using data from 60 healthy volunteers dosed across multiple cohorts demonstrates 300mg/2ml Q2W achieves steady state above target inhibition of IC90 at 87 µg/mL

80

Claseprubart was generally well tolerated, with a favorable safety profile in Phase 1

- **No standard safety lab findings (hematology, chemistry, coagulation LFTS and renal function)**
- **No serious adverse events**
- **No infection adverse event signal and no infections related to encapsulated bacteria**

	I.V. & S.C. SAD (n=44)			S.C. MAD (n=16)	
	Pooled DNTH103 I.V. (n=21)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo I.V. / S.C. (n=11)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo S.C. (n=4)
Participant with:					
Any AEs	13 (62%)	9 (75%)	7 (64%)	8 (67%)	4 (100%)
Any SAEs	0	0	0	0	0
Grade 3 / 4 AEs	0	0	0	0	0
Treatment Related AEs	2 (10%)	1 (8%)	0	2 (17%)	0

- Five participants experienced mild/moderate Treatment Related AEs
  - Two participants (one in each 300mg/2mL and 600mg/4mL S.C. MAD cohorts) had a mild or moderate injection site reactions (ISRs); no intervention was required and both participants completed treatment
  - One participant experienced several non-specific AEs during infusion; infusion was paused for 8 minutes and restarted at the same rate without sequelae
  - Two participants in 50mg/kg SAD I.V.[1] cohort became ANA[2] positive at Day 57; both participants had no evidence of SLE and both tested negative for dsDNA[3]
  - One participant in 600mg/4mL S.C. SAD reported vomiting on Day 1, which resolved on same day

1 Highest dose used in Phase 2 trial was single I.V. loading dose of 20mg/kg
2 Non-specific indicator of autoimmune disease present in up to 25% of healthy individuals:https://www.labcorp.com/assets-media/2785
3 Anti-double-stranded deoxyribonucleic acid antibodies are highly specific markers of systemic lupus erythematosus or SLE.

81

Pro-inflammatory split products C3a and C3b have potential negative effects on NMJ pathology beyond MAC in gMG



Classical pathway
Antibody-antigen complex
C1q, C1r, C1s
Active C1s inhibitor claseprubart acts upstream from C3
Autoantibodies activate the classical pathway of complement system in AChR+ gMG patients
Lectin pathway
Mannan or pathogen surface
Alternative pathway
Pathogen surface
C3
C3 Convertase
Shared terminal pathway (C5)
Membrane Attack Complex (MAC)
C3a
C3b
C3a and C3b are created as part of the complement cascade[1,2]
C5 inhibitors act downstream from C3

C3a and C3b Are Elevated in AChR+ gMG – Both Cause Inflammatory Damage[1,2]

C3a	C3b
• Anaphylotoxin[2,3] • Initiates mast cell degranulation[4] • Promotes neutrophil-mediated acute phase reactions[5] driven by pro-inflammatory cytokines[6] – particularly IL-6 in gMG[7] • Has the potential to directly act on NMJ via smooth muscle contraction and endothelial permeability[8]	• Opsonin[3] • Forms part of an amplification loop that perpetuates a cycle of complement activation[3] • Facilitates integrin-mediated phagocytois[3]

Ab, antibody; gMG, generalized myasthenia gravis; IL, interleukin; MAC, membrane attack complex; NMJ, neuromuscular junction

1. Stascheit F, et al. *Eur J Neurol* 2023;30:1409–16; 2. Iacomino N, et al. *Biomedicines* 2022;10; 3. Watanabe-Kusunoki K, Anders HJ. *J Autoimmun* 2024;145:103216; 4. Nilsson G, et al. *J Immunol* 1996;157:1693–8; 5. Riaz B, Sohn S. Cells 2023;12; 6. Wang Y, et al. J Neurol 2025;272:489; 7. Uzawa A, et al. J Neuroimmunol 2021;358:577634; 8. Drouin SM, et al *J Immunol* 2001;166:2025–32; 2015;2:e119

82

Classical pathway / aC1s inhibition has the potential to change the CIDP landscape

	FcRn	Complement Inhibitors		
	Efgartigimod S.C. QW	**Empasiprubart (C2) I.V. Q4W**	**Riliprubart (aC1s) 600mg/4mL S.C. QW**	**Claseprubart (aC1s) 300mg/2mL S.C. Q2W**
Ph. 3 Study Populations	adhere SoC-Treated Off Treatment	emnergize SoC-Treated Off Treatment emvigorate H2H vs IVIG Treated	Mobilize Clinical Trial SoC Refractory Vitalize Clinical Trial H2H vs IVIG Treated	CAPTIVATE SoC-Treated SoC-Refractory SoC-Naïve
Ig Withdrawal Required Prior to Entering Study[1]	**YES**	**NO**	**NO**	**NO**
Study Endpoints / Results	• Confirmed ECI[2] • Ph. 3 Stage A results: 66.5% ECI (wk 12) *~1/3 pts **did not return** to pre-Ig washout baseline*	• ≥1-point aINCAT improvement	• ≥1-point aINCAT improvement • Ph. 2 PoC response rates: SOC-Treated: 52% SOC-Refractory: 50%	• Switching Ig patients to claseprubart 7 days after last dose • Aiming for ≥1-point aINCAT improvement OVER SoC/Ig in ≥50% of patients in Part A

- aC1s inhibitors enroll a broad patient population including SOC-refractory patients
- FcRns are not being evaluated H2H vs. IVIG
- No requirement for disease worsening in ongoing complement trials
- ≥1-point aINCAT improvement used as efficacy measure in ongoing studies

Source: Company filings, presentations and clinicaltrials.gov
Ig refers to IVIG and SCIg
1. ADHERE required discontinuation of IVIg or SCIg and evidence of clinically meaningful deterioration before dosing in Part A
2. Defined as a clinical improvement on the parameters that the participant worsened in during run-in (≥4-point increase in I-RODS and/or ≥8-kPa increase in mean grip strength) or clinical improvement (≥1-point decrease) in INCAT

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Accomplished team of biotech industry veterans and scientists committed to bringing innovation to market

SENIOR MANAGEMENT



Marino Garcia
President & CEO



Simrat Randhawa, M.D.
EVP, Head of R&D



Ryan Savitz
EVP, Chief Financial Officer & Chief Business Officer



John C. King
Chief Commercial Officer



Kristina Maximenko
Chief People Officer



Adam Veness, Esq.
General Counsel



Ronny Hashmonay, M.D.
Chief Development & Medical Affairs Officer



Rivka Gluck, R.N.
Head of Clinical Development Operations



Sue Evans
Head of Regulatory Affairs



Edward Carr
Chief Accounting Officer



Jud Taylor
Head of Technical Operations



Jennifer Cross
VP, Pipeline Strategy & Research



Polly Hanff
Head of Quality



Scott Nogi
Head of Business Operations



Jennifer Davis Ruff
Head of Investor Relations & Corporate Affairs

Select Experience Includes:

J&J, Pfizer, gsk, Lilly, Aurinia, Acceleron, Alnylam, ucb, Ra Pharma, citi, AstraZeneca, Alexion, Novartis, Fred Hutch, Abeona Therapeutics, Biogen, Zealand Pharma

Select Autoimmune Drugs Developed by Dianthus Team

CellCept, Soliris (eculizumab), Ultomiris (ravulizumab-cwvz), Lupkynis (voclosporin), Zilbrysq (zilucoplan) Injection

BOARD OF DIRECTORS

Alison Lawton
Chair of the Board
Board Member, ProQR and X4, Prior Chair of Board, Magenta

Sujay Kango
Board Member, Adanate, Inc.

Anne McGeorge
Board Member, The Oncology Institute, Board Member, Be the Match

Simon Read, Ph.D.
Former CEO and Founder, Mariana Oncology, Venture Partner, Atlas Venture, Former CSO, Ra Pharma

Steven Romano, M.D.
EVP, Chief Research & Development Officer, Silence Therapeutics, Inc.

Paula Soteropoulos
Venture Partner, 5AM Ventures

Jonathan Violin, Ph.D.
Venture Partner, Fairmount, Co-founder of Dianthus, Board Member, Astria Therapeutics, and former President/CEO of Viridian Therapeutics

Marino Garcia
President & CEO, Dianthus

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